LOSS PER SHARE	12 Months Ended
Dec. 31, 2024
LOSS PER SHARE
LOSS PER SHARE
15.	LOSS PER SHARE

The following table sets forth the computation of basic and diluted loss per share for the years indicated:

	Years Ended December 31,
	2022	2023	2024
Net loss attributable to ordinary shareholders	(416,878)	(392,693)	(64,743)
Weighted average number of ordinary shares-basic and diluted	166,634,121	168,609,128	171,835,632
Net loss per ordinary share-basic and diluted	(2.50)	(2.33)	(0.38)

As a result of the Group’s net loss for the three years ended December 31, 2022, 2023 and 2024, share options and restricted share units outstanding in the respective periods were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of December 31,
	2022	2023	2024
Share options and nonvested restricted share units	7,223,033	6,136,483	6,014,128